                                                                    Exhibit 99.1

                             Letter of Transmittal

                                 For Tender of
                   10 3/8% Senior Subordinated Notes Due 2011

                                       of

                                Tritel PCS, Inc.

                 Pursuant to the Prospectus dated [     ], 2001


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [     ],
 2001, UNLESS EXTENDED. TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.


                 The Exchange Agent for the Exchange Offer is:

                               Firstar Bank, N.A.

                   By Hand, Mail, Overnight Mail or Courier:

                               Firstar Bank, N.A.
                           Corporate Trust Department
                             101 East Fifth Street
                           St. Paul, Minnesota 55101
                               Fax: 651-229-6415

                             Confirm by Telephone:

                                  651-229-2600

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail,
              by hand delivery or by overnight delivery services)

   Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

   THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus referred to below.

   The undersigned acknowledges that he or she has received and reviewed the
Prospectus dated [     ], 2001 (the "Prospectus"), of Tritel PCS, Inc. (the
"Issuer"), and this Letter of Transmittal (the "Letter of Transmittal") which together constitute the Issuer's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $450,000,000 of its 10 3/8% Senior Subordinated Notes Due 2011 (the "Exchange Notes"), for a like principal amount of the Issuer's issued and outstanding 10 3/8% Senior Subordinated Notes Due 2011 (the "Unregistered Notes").

   The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
[     ], 2001, unless the Issuer, in its reasonable discretion, extends the
Exchange Offer. The Issuer reserves the right, at any time or from time to time, at its reasonable discretion, to extend the period of time during which the Exchange Offer is open, in which event the term "Expiration Date" shall mean the time and date when the Exchange Offer as so extended shall expire. During any such extension, all Unregistered Notes previously tendered will remain subject to the Exchange Offer and may be accepted for exchange by the Issuer. Any Unregistered Notes not accepted for exchange for any reason will be returned without expense to the tendering holder thereof as promptly as practicable after the expiration or termination of the Exchange Offer.

   The Issuer expressly reserves the right to amend or terminate the Exchange Offer, and not to accept for exchange any Unregistered Notes not theretofore accepted for exchange, upon the failure to be satisfied of any of the conditions to the Exchange Offer specified in the Prospectus under the section entitled "The Exchange Offer--Conditions to the Exchange Offer".

   The Issuer will notify the holders of the Unregistered Notes of any extension of the Exchange Offer by oral or written notice (which may be by means of a press release or other public announcement) no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. The Issuer reserves the right, in its reasonable discretion,
(i) to delay accepting any Unregistered Notes, or, if any of the conditions set forth under "--Conditions to Exchange Offer" shall not have been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay or termination to the Exchange Agent, or (ii) to amend the terms of the Exchange Offer in any manner.

   Interest will accrue on the Exchange Notes at the same rate and upon the same terms as the Unregistered Notes.

   The Exchange Offer is not conditioned upon any minimum principal amount of Unregistered Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offer--Conditions to the Exchange Offer".

   The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Unregistered Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

   This Letter of Transmittal is to be completed by a holder of Unregistered Notes either if certificates are to be forwarded herewith or if a tender of certificates for Unregistered Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Holders of Unregistered Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Unregistered Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, may tender their Unregistered Notes according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "The Exchange Offer-- Guaranteed Delivery Procedures".

   Holders who wish to tender their Unregistered Notes must complete this Letter of Transmittal in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING THE BOX ENTITLED
                   "DESCRIPTION OF UNREGISTERED NOTES" BELOW.

   List below the Unregistered Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Unregistered Notes should be listed on a separate signed schedule affixed hereto.

                       DESCRIPTION OF UNREGISTERED NOTES
                         (see instructions 2, 3 and 8)

------------------------------------------------------------------------------------
Name(s) and Address(es) of
   Registered Holder(s)                       Old Note(s) Tendered
(Please fill in if blank)         (Attach additional signed list if necessary)
------------------------------------------------------------------------------------
                                                                Principal Amount of
                                                                 Unregistered Notes
                                          Aggregate Principal   Tendered(2) (must be
                                         Amount of Unregistered in denominations of
                            Certificate   Notes Represented by   $1,000 or integral
                            Number(s)(1)     Certificate(s)      multiples thereof)
                                        --------------------------------------------
                                        --------------------------------------------
                                        --------------------------------------------
                                        --------------------------------------------
                                        --------------------------------------------
                                        --------------------------------------------
                                        --------------------------------------------
                            Total
------------------------------------------------------------------------------------

 (1) Certificate numbers not required if Unregistered Notes are being tendered by book-entry transfer.
 (2) Unless otherwise indicated, a holder will be deemed to have tendered all of the Unregistered Notes represented in the Aggregate Principal Amount of Unregistered Notes Represented by Certificate(s) column.


[_] CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

   If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED
    UNREGISTERED NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE UNREGISTERED NOTES
    FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Unregistered Notes indicated above. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered hereby, the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Unregistered Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Unregistered Notes with full power of substitution to (i) deliver certificates for such Unregistered Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to or upon the order of the Issuer, (ii) present such Unregistered Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of the beneficial ownership of such Unregistered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Unregistered Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Unregistered Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iii) neither the holder nor any such other person is an "affiliate", as described in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer.

   If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes acquired pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned understands that any person participating in the Exchange Offer with the intention or purpose of distributing Exchange Notes received in exchange for the Unregistered Notes, including a broker-dealer that acquired the Unregistered Notes directly from us, but not as a result of market-making activities or other trading activities, must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale of the Exchange Notes acquired by such person.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment, transfer and sale of the Unregistered Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

   For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Unregistered Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

   If any tendered Unregistered Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Unregistered Notes will be returned (or, in the case of Unregistered Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will be credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" promptly after the Expiration Date.

   The undersigned understands that tenders of Unregistered Notes pursuant to the procedures described under the section entitled "The Exchange Offer-- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Unregistered Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Unregistered Notes". In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Unregistered Notes accepted for exchange in the name(s) of, and return any certificates for Unregistered Notes not tendered or not exchanged to, the person(s) indicated in such boxes. The undersigned understands that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Unregistered Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Unregistered Notes so tendered.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

   The undersigned, by completing the box entitled "Description of Unregistered Notes" above and signing this Letter of Transmittal, will be deemed to have tendered the Unregistered Notes as set forth in such box above.

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
                           COMPLETING ANY BOX BELOW.


                                PLEASE SIGN HERE
                   (To be completed by all tendering holders)
                  (Complete accompanying Substitute Form W-9)

    I hereby tender the Unregistered Notes described above in the box entitled "Description of Unregistered Notes" pursuant to the terms of the Exchange Offer.

  ___________________________________________ ____________________________________ , 2001

  ___________________________________________ ____________________________________ , 2001

  ___________________________________________ ____________________________________ , 2001
           Signature(s) of Owner(s)                              Date

    If a holder is tendering any Unregistered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Unregistered Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

 Name(s): ____________________________
             (please type or print)

 Capacity: ___________________________

 Address: ____________________________

     _________________________________
               (include zip code)

                              SIGNATURE GUARANTEE
                     (If required by Instructions 1 and 4)

 Signature(s) guaranteed by an Eligible Institution:

 _____________________________________
       (authorized signature)

 _____________________________________
               (title)

 _____________________________________
           (name of firm)

 _____________________________________
  (area code and telephone number)

 Dated: ____________________, 2001

    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 1, 4 and 5)

                                             (See Instructions 1, 4 and 5)

    To be completed ONLY if                  To be completed ONLY if
 certificates for the Unregistered        certificates for the Unregistered
 Notes that are not exchanged and/or      Notes that are not exchanged and/or
 the Exchange Notes are to be issued      the Exchange Notes are to be sent
 in the name of and sent to someone       to someone other than the person(s)
 other than the person(s) whose           whose signature(s) appear(s) on
 signature(s) appear(s) on this           this Letter of Transmittal above or
 Letter of Transmittal above, or if       to such person or persons at an
 Unregistered Notes delivered by          address other than shown in the box
 book-entry transfer which are not        entitled "Description of
 accepted for exchange are to be          Unregistered Notes" on this Letter
 returned by credit to an account         of Transmittal above.
 maintained at the Book-Entry
 Transfer Facility other than the
 account indicated above.

                                          Mail Exchange Notes and/or
                                          Unregistered Notes to:

                                          Name: ______________________________

                                                 (please type or print)

 Issue Exchange Notes and/or
 Unregistered Notes to:

                                          Address: ___________________________
 Name: ______________________________

        (please type or print)

                                               _______________________________
      _______________________________              (include zip code)
        (please type or print)


 Address: ___________________________



      _______________________________
          (include zip code)

      _______________________________
      Employer Identification or
        Social Security Number
      (Complete Substitute Form
                 W-9)

    Credit unexchanged Unregistered
 Notes delivered by book-entry
 transfer to the Book-Entry Transfer
 Facility account set forth below:

 ____________________________________
    (Book-Entry Transfer Facility
    account number, if applicable)


  THIS LETTER OF TRANSMITTAL MUST BE USED TO FORWARD, AND MUST ACCOMPANY, ALL CERTIFICATES FOR UNREGISTERED NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER.

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

   1. Delivery of this Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by holders of Unregistered Notes if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Unregistered Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a copy hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Unregistered Notes tendered hereby must be in denominations of $1,000 of principal amount at maturity or integral multiples thereof.

   The method of delivery of this Letter of Transmittal, the Unregistered Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Unregistered Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to the Expiration Date. No Letter of Transmittal or Unregistered Notes should be sent to the Issuer.

   Holders who wish to tender their Unregistered Notes and (i) whose Unregistered Notes are not immediately available, (ii) cannot deliver their Unregistered Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot comply with the procedures for book-entry tender on a timely basis must tender their Unregistered Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (x) such tender must be made through an Eligible Institution (as defined below); (y) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, fax transmission, or mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Unregistered Notes to be tendered (except in the case of book-entry tenders) and the principal amount of Unregistered Notes to be tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, this Letter of Transmittal (or a copy hereof) together with the certificate(s) representing the Unregistered Notes (except in the case of book-entry tender(s)) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (z) such properly completed and executed Letter of Transmittal (or a copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Unregistered Notes in proper form for transfer or a Book-Entry Confirmation with respect to such Unregistered Notes, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date, all as provided in the Prospectus under the section entitled "The Exchange Offer--Guaranteed Delivery Procedures." Any holder who wishes to tender its Unregistered Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. As used in this Letter of Transmittal, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

   All questions as to the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Unregistered Notes will be determined by the Issuer in its reasonable discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Unregistered Notes not properly tendered or any Unregistered Notes, the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Unregistered Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions contained in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Unregistered Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Unregistered Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Unregistered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Unregistered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

   See the section entitled "The Exchange Offer" in the Prospectus.

   2. Tender by Holder. Only a registered holder of Unregistered Notes may tender such Unregistered Notes in the Exchange Offer. Any beneficial owner whose Unregistered Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter of Transmittal and delivering such owner's Unregistered Notes, either make appropriate arrangements to register ownership of the Unregistered Notes in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

   3. Partial Tenders and Withdrawals. Tenders of Unregistered Notes will be accepted only in denominations of $1,000 of principal amount at maturity and integral multiples thereof. If less than all of the Unregistered Notes represented by a certificate or owned by a holder are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Unregistered Notes to be tendered in the box entitled "Description of Unregistered Notes". A reissued certificate representing the balance of non-tendered Unregistered Notes will be sent to such tendering holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   Any holder who has tendered Unregistered Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person having deposited the Unregistered Notes to be withdrawn (the "Depositor"), (ii) identify the Unregistered Notes to be withdrawn (including the certificate number or numbers and principal amount of such Unregistered Notes (except in the case of book-entry tenders)), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Unregistered Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Unregistered Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Unregistered Notes are to be registered, if different from that of the Depositor. If Unregistered Notes have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the certificate numbers of the particular Unregistered Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the withdrawn Unregistered Notes. If the Unregistered Notes have been tendered pursuant to the procedures for book-entry tender set forth in the Prospectus, a notice of withdrawal must specify, in lieu of certificate numbers, the name and account number at the Book-Entry Transfer Facility to be credited with the withdrawn Unregistered Notes. Unregistered Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Unregistered Notes may be tendered by again following one of the procedures in the section of the Prospectus entitled "The Exchange Offer--Procedures for

Tendering" at any time prior to the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Issuer, whose determinations will be final and binding on all parties. Neither the Issuer, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. See the section entitled "The Exchange Offer-- Withdrawal Rights" in the Prospectus.

   4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signature. If this Letter of Transmittal is signed by the registered holder of the Unregistered Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any change whatsoever.

   If any tendered Unregistered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

   When this Letter of Transmittal is signed by the registered holder(s) of the Unregistered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Unregistered Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s).

   If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

   Endorsements on certificates for Unregistered Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

   Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Unregistered Notes are tendered: (i) by a registered holder of such Unregistered Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Unregistered Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

   5. Special Issuance and Delivery Instructions. Tendering holders of Unregistered Notes should indicate in the applicable box the name and address in and to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Unregistered Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Unregistered Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

   6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Unregistered Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Unregistered Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Unregistered Notes tendered hereby, or if tendered Unregistered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Unregistered Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder of the Unregistered Notes or any other persons) will be payable by the registered tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such registered tendering holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Unregistered Notes specified in this Letter of Transmittal.

   7. Waiver of Conditions. Subject to the terms and conditions set forth in the Prospectus, the Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

   8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

   Neither the Issuer nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

   9. Mutilated, Lost, Stolen or Destroyed Unregistered Notes. Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

   10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address indicated on the first page of this Letter of Transmittal or by telephone at (651) 229-2600.

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax laws, a registered holder of Unregistered Notes or Exchange Notes is required to provide the Trustee (as payor) with such holder's correct Taxpayer Identification Number ("TIN") (or the TIN of any other payee) on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS"), and the Trustee may be required to withhold 31% of payments made to such holder with respect to Unregistered Notes or Exchange Notes.

   Certain holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign individual or entity may qualify as an exempt recipient by submitting to the Trustee a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Trustee. See the enclosed "Guidelines for Certification of Taxpayer Identification Number On Substitute Form W-9" for additional instructions.

   If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9.

   To prevent backup withholding on payments made with respect to Unregistered Notes or Exchange Notes, the holder is required to provide the Trustee with:
(i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the holder that the holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption. If the Unregistered or Exchange Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number On Substitute Form W-9" for additional guidance on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should write "Awaiting TIN" in the space provided for the TIN in Part I, mark the box in "Part II--Awaiting TIN" and sign and date the Substitute Form W-9. If "Awaiting TIN" is written in Part I, the box in "Part II--Awaiting TIN" has been marked and the Trustee is provided with a TIN within 60 days of a timely submitted Substitute Form W-9, the Trustee will refund any amount withheld to the holder.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                    (See "Important Tax Information" above)

                       PAYER'S NAME: FIRSTAR BANK, N.A.



 SUBSTITUTE             Part I--PLEASE PROVIDE YOUR
 Form W-9               TIN IN THE BOX AT RIGHT AND   -----------------------
                        CERTIFY BY SIGNING AND         Social Security Number
 Department of the      DATING BELOW.
 Treasury Internal                                    OR ____________________
 Revenue Service                                      Employer Identification
                                                               Number
 Payer's Request for                                  (if awaiting TIN, write
 Taxpayer                                              "Awaiting TIN" on the
 Identification                                        line above and place a
 Number (TIN)                                         mark in the box next to
                                                      "Part II--Awaiting TIN")

-------------------------------------------------------------------------------

 CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

 (1) The number shown on this form is my correct Taxpayer Identification Number or I am waiting for a TIN to be issued to me; and

 (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.


                                             Part II--Awaiting TIN [_]


      Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 Signature _______________________________________   Date ____________________


 Payer's Request for Taxpayer Identification Number (TIN)
 Please fill out your name and address below:

 -----------------------------------------------------------------------------
 Name

 -----------------------------------------------------------------------------
 Address (Number and street)

 -----------------------------------------------------------------------------
 City, State and Zip Code

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU UNDER THE UNREGISTERED NOTES OR THE EXCHANGE NOTES.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART II OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

 Signature ___________________________________________ Date __________________


IMPORTANT:  This Letter of Transmittal or a copy hereof (together with the
            Certificates for Unregistered Notes (if applicable)) and any and all other required document(s) must be received by the Exchange Agent prior to the Expiration Date.